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                                 SCHEDULE 14A
                                (Rule 14A-101)

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, For Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-12.

                             QUALITY DINING, INC.
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               (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

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[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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[LOGO OF QUALITY DINING, INC.]

Dear Fellow Shareholder:

  By now you should have received the Company's proxy materials for the Annual Meeting of Shareholders scheduled for March 7, 2000. In the next few days you may also receive proxy materials from NBO, LLC.

  For the reasons described in our proxy materials, we believe that the best way to safeguard your investment in the Company is to support your Board and management by signing, dating and returning the accompanying WHITE proxy card, using the enclosed postage paid-envelope. We urge you NOT to sign or return any GOLD proxy card that may be sent to you by NBO.

  If you have already completed a WHITE proxy card and returned it to the Board of Directors, we thank you for your support and your confidence in us.

                  PLEASE VOTE YOUR PROXY AS SOON AS POSSIBLE.

  We greatly appreciate your continued support.

                                   On Behalf of your Board of Directors,

                                   Daniel B. Fitzpatrick
                                   Chairman, President & CEO

February 9, 2000

  If you have any questions or need further assistance in voting your shares, please call:

                            Georgeson Shareholder
                              Communications Inc.
                          17 State Street, 10th Floor
                              New York, NY 10004
                         Call Toll Free (800) 223-2064